THE GANNETT WELSH & KOTLER FUNDS
                        --------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                February 1, 2001
                              Revised June 1, 2001

                                GW&K Equity Fund
                           GW&K Large Growth Cap Fund

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds' Prospectus dated February 1, 2001. A copy of the Funds' Prospectus can be obtained by writing the Trust at 222 Berkeley Street, Boston, Massachusetts 02116, or by calling the Trust nationwide toll-free 888-GWK-FUND (888-495-3863).

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                        The Gannett Welsh & Kotler Funds
                               222 Berkeley Street
                           Boston, Massachusetts 02116

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
THE TRUST .................................................................    3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS .............................    4

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS ...................   10

INVESTMENT LIMITATIONS ....................................................   13

TRUSTEES AND OFFICERS .....................................................   15

THE INVESTMENT ADVISER ....................................................   16

DISTRIBUTION PLAN .........................................................   17

SECURITIES TRANSACTIONS ...................................................   19

PORTFOLIO TURNOVER ........................................................   20

CALCULATION OF SHARE PRICE ................................................   20

TAXES .....................................................................   21

REDEMPTION IN KIND ........................................................   22

HISTORICAL PERFORMANCE INFORMATION ........................................   22

PRINCIPAL SECURITY HOLDERS ................................................   24

CUSTODIAN .................................................................   24

AUDITORS ..................................................................   25

INTEGRATED FUND SERVICES, INC .............................................   25

THE DISTRIBUTOR ...........................................................   26

ANNUAL REPORT .............................................................   26

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

THE TRUST
---------

     The Gannett Welsh & Kotler Funds (the "Trust") was organized as a Massachusetts business trust on April 30, 1996. The Trust is an open-end, management investment company which currently offers one diversified series of shares to investors, the GW&K Equity Fund, and one non-diversified series of shares to investors, the GW&K Large Cap Growth Fund (referred to individually as a "Fund" and collectively as the "Funds").

     Each Fund has its own investment objective and policies. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. Unless otherwise indicated, all investment practices and limitations of each Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and

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

requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

     On December 10, 1996, prior to the offering of its shares to the public, the GW&K Equity Fund exchanged its shares for portfolio securities of GW&K Equity Fund, L.P., a Delaware limited partnership (the "Partnership"), after which the Partnership dissolved and distributed the Fund shares received pro rata to its partners, along with cash received from the sale of portfolio securities.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectuses appears below:

     MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of either Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     SECURITIES. The GW&K Equity Fund intends primarily to purchase the securities of industry-leading companies. The Fund may, however, also invest in less well-known companies, such as companies not widely followed by investment analysts or companies that are thinly traded.

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations, which include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage
Association,  the Federal  Home Loan  Mortgage  Corporation,  the  Student  Loan
Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually maturing in from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated in one of the three highest categories by either Moody's Investors Service, Inc. (Prime-1, Prime-2 or Prime-3) or Standard & Poor's Ratings Group (A-1, A-2 or A-3), or which, in the opinion of the Adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and, recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group ("S&P") has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and, the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by commercial banks, national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

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

     STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

     STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

     LOWER-RATED SECURITIES. The GW&K Equity Fund and the GW&K Large Cap Growth Fund may invest in securities convertible into common stock (such as convertible bonds and convertible preferred stocks) without regard to quality ratings assigned by rating organizations such as Moody's and S&P. Lower-rated securities (commonly called "junk bonds"), i.e., securities rated below Baa by Moody's or below BBB by S&P, or the equivalent, will have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because lower-rated securities have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such securities and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated securities may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. Neither the GW&K Equity Fund nor the GW&K Large Cap Growth Fund currently intend to invest more than 5% of their respective net assets in lower-rated securities. If subsequent to its purchase by a Fund, the reduction of a security's rating below Baa or BBB causes the Fund to hold more than 5% of its net assets in lower-rated securities, the Adviser will sell a sufficient amount of such lower-rated securities, subject to market conditions and the Adviser's assessment of the most opportune time for sale, in order to lower the percentage of the Fund's net assets invested in such securities to 5% or less.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. A Fund will enter into repurchase agreements which are collateralized by U.S. Government obligations or other liquid high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

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

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     Loans of Portfolio Securities. Each Fund may, from time to time, lend its portfolio securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed without shareholder approval, that loans of portfolio securities will not be made with respect to the Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets.

     Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. Securities lending will afford the Funds the opportunity to earn additional income because the Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The Funds will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. Each Fund may borrow money from banks provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. Each Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is each Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings to 5% of its total assets only for emergency or extraordinary purposes and not for leverage.

     FOREIGN SECURITIES. Subject to each Fund's investment policies and quality and maturity standards, the Funds may invest in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because the Funds may invest in foreign securities, investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     The GW&K Equity Fund and the GW&K Large Cap Growth Fund will invest primarily in domestic equity securities, although either one or both may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments for any of the foregoing funds, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the particular Fund invests.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The GW&K Equity Fund and the GW&K Large Cap Growth Fund may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     The limitations applicable to each Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after any such borrowing there is asset coverage of 300% for all borrowings of the Fund.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings. Deposit of payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets.

     3. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions). The deposit of funds in connection with transactions in options, futures contracts, and options on such contracts will not be considered a purchase on "margin."

     4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts including futures, except that the Fund may purchase or sell put or call options, financial futures contracts and related options.

     6. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     7. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate, (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities or (c) readily marketable interests in real estate investment trusts.

     8. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

     9. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     10. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     The Trust does not intend to pledge, mortgage or hypothecate the assets of any Fund. The Trust does not intend to make short sales of securities "against the box" as described in investment limitation 4 (above). The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Other current investment policies of each Fund, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

     1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

     2. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

     3. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     4. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     5. VOTING SECURITIES OF ANY ISSUER. The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                  Compensation
Name                           Age     Position Held              From the Trust
----                           ---     -------------              --------------
*Harold G. Kotler              56      President/Trustee          $      0
*Benjamin H. Gannett           58      Treasurer/Trustee                 0
+Zoe Aponte                    44      Trustee                       8,000
 Morton S. Grossman            77      Trustee                       5,500
 Timothy P. Neher              53      Trustee                       5,500
+Josiah A. Spaulding, Jr.      49      Trustee                       8,000
+Allan Tofias                  70      Trustee                       8,000
 Irwin M. Heller               54      Secretary                         0

* Messrs. Kotler and Gannett, as principals of Gannett Welsh & Kotler, Inc., the Trust's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     HAROLD G. KOTLER, 222 Berkeley Street, Boston, Massachusetts, is President and a principal of the Adviser. He previously was a Principal and the President of GSD, Inc., the General Partner of the GW&K Equity Fund, L.P. (a limited partnership investing in equity securities and the predecessor entity to the GW&K Equity Fund). He is also a director of ICON Consulting (a software consulting company).

     BENJAMIN H. GANNETT, 222 Berkeley Street, Boston, Massachusetts, is Executive Vice President and Treasurer of the Adviser. He previously was a Principal of GSD, Inc.

     ZOE APONTE, 1747 Glenbrook Place, Fayetteville, Arkansas, is the Manager of MBA and Diversity Recruitment for Wal-Mart Stores, Inc. She previously was an Associate Director of Reebok International Ltd. (a sportswear company).

     MORTON S. GROSSMAN, P.O. Box 110, Quincy, Massachusetts, is Chairman of the Board of The Grossman Companies, Inc. (a real estate management company).

     TIMOTHY P. NEHER, The Pilot House, Lewis Wharf, Boston, Massachusetts, is Vice-Chairman of Continental Cablevision, Inc. (a telecommunications company) and a Director of The Golf Channel, Inc. (a golf broadcasting company). He previously was a Director of Turner Broadcasting, Inc.

     JOSIAH A. SPAULDING, JR., 270 Tremont Street, Boston, Massachusetts, is the President and Chief Executive Officer of The Wang Center for the Performing Arts (an entertainment company).

     ALLAN TOFIAS, 2044 Beacon Street, Newton, Massachusetts, is a Certified Public Accountant. Since January 1998, his principal occupation has been as a consultant. He founded one of the largest regional accounting firms in the Northeast. Mr. Tofias is also a Director of Rowe Companies (a retailer and manufacturer), and a Director of One Price Clothing, Inc. (a retail chain of clothing stores).

     IRWIN M. HELLER, 177 Hampshire Road, Wellesley, Massachusetts, is a Partner of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, PC (a law firm).

     Each non-interested Trustee receives an annual retainer of $2,000 and a $1,000 fee for each Board meeting and Audit Committee meeting attended and is reimbursed for travel and other expenses incurred in the performance of his or her duties.

THE INVESTMENT ADVISER
----------------------

     Gannett Welsh & Kotler, Inc. (the "Adviser") is the Trust's investment manager. Messrs. Kotler and Gannett are the controlling shareholders and are principals of the Adviser and, as such, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Funds' investments. The GW&K Equity Fund and the GW&K Large Cap Growth Fund each pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of their respective average daily net assets. For the fiscal years ended September 30, 2000, 1999 and 1998 and, the GW&K Equity Fund paid advisory fees of $755,785 (net of voluntary fee waivers of $68,634), $521,783 (net of voluntary fee waivers of $62,000) and $384,880 (net of voluntary fee waivers of $75,000), respectively. From July 1, 2000, the date of initial public offering of shares, through September 30, 2000, the Adviser voluntarily waived its entire advisory fee of $3,493 for the GW&K Large Cap Growth Fund and also reimbursed other Fund operating expenses in the amount of $19,112.

     In addition to the advisory fee, the Funds are responsible for the payment of all expenses incurred in connection with the organization and operations of the Funds, including such fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator, and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.

     By its terms, the Trust's investment advisory agreements have an initial term of two years and will remain in force from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Trust's investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. Each investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The names "Gannett Welsh & Kotler" and "GW&K" are property rights of the Adviser. The Adviser may use the names "Gannett Welsh & Kotler" and "GW&K" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the names "Gannett Welsh & Kotler" or "GW&K" if the Adviser ceases to be employed as the Trust's investment manager.

DISTRIBUTION PLAN
-----------------

     As stated in the Funds' Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

     The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. Unreimbursed expenses will not be carried over from year to year. For the fiscal year ended September 30, 2000, the GW&K Equity Fund did not incur any distribution expenses. From July 1, 2000, the date of initial public offering of shares, through September 30, 2000, the GW&K Large Cap Growth Fund accrued distribution expenses of $873.

     Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     As principals of the Adviser, Messrs. Gannett and Kotler may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal periods ended September 30, 2000, 1999 and 1998, the GW&K Equity Fund paid brokerage commissions of $63,435, $51,341 and $54,920, respectively. From July 1, 2000, the date of initial public offering of shares, through September 30, 2000, the GW&K Large Cap Growth Fund paid brokerage commissions of $1,193.

     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may consider sales of shares of each Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of each Fund.

     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

CODE OF ETHICS. The Trust, the Adviser and the Trust's principal underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes"). Although the annual portfolio turnover rate of each Fund cannot be accurately predicted, the Adviser anticipates that it normally will not exceed 100% for each Fund, but may be either higher or lower. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally, each Fund does not intend to use short-term trading as a primary means of achieving its investment objective and intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended September 30, 2000, 1999 and 1998, the portfolio turnover rate was 38%, 28% and 30%, respectively, for the GW&K Equity Fund. From July 1, 2000, the date of initial public offering of shares, through September 30, 2000, the annualized portfolio turnover rates for the GW&K Large Cap Growth Fund was 38%.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in either Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES
-----

     The  Funds'   Prospectus   describes   generally   the  tax   treatment  of
distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The GW&K Equity Fund and the GW&K Large Cap Growth Fund have qualified and intend to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and
(ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2000, the GW&K Large Cap Growth Fund had capital loss carryforwards for federal income tax purposes of $7,380, none of which expires prior to September 30, 2008. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholdings or demonstrates an exemption from withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV
Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and, with respect to the GW&K Equity Fund, will include the performance of the Partnership prior to December 10, 1996. With respect to the GW&K Equity Fund, it should be noted that: (1) the quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the 1940 Act during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the GW&K Equity Fund for the periods ended September 30, 2000 are as follows:

                  1 Year                                   55.53%
                  5 Years                                  25.33%
                  Since Inception (August 1, 1991)         19.84%

From July 1, 2000, the date of initial public offering of shares, through September 30, 2000, the total return of the GW&K Large Cap Growth Fund was 0.50%.

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     From time to time, each Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum  offering  price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yield of the GW&K Equity Fund for September, 2000 was -0.02%. The yield of the GW&K Large Cap Growth Fund for September 2000 was -0.67%.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages.

     From time to time each Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, a Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. Each Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index and the Russell 2000 Average. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Russell 2000 Average, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 12, 2001, Luis Raposo, 55 Deer Run Road, Wrentham, Massachusetts 02093 owned of record 19.14%, Gannett Welsh & Kotler, Inc., Retirement Plan, 222 Berkeley Street, Boston, Massachusetts 02116, owned of record 14.29%, NFSC fbo Customers, 200 Liberty Street, One World Plaza, New
York, New York 10281, owned of record 9.16%, Gannett Welsh & Kotler, 222 Berkeley Street, Boston, Massachusetts 02116 owned of record 8.47%, and John H. Fisher, 30 Catlin Road, Brookline, Massachusetts 02146, owned of record 8.41% of the outstanding shares of the GW&K Large Cap Growth Fund.

     As of January 12, 2001, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each of the Funds.

CUSTODIAN
---------

     Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, has been retained to act as Custodian for the Funds' investments. Investors Bank and Trust acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Arthur Andersen, LLP has been selected as independent public accountants for the Trust for the fiscal year ending September 30, 2001. Arthur Andersen, LLP performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

INTEGRATED FUND SERVICES, INC.
------------------------------

     The Trust has retained Integrated Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio, to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent. The Transfer Agent is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account from the GW&K Equity Fund and the GW&K Large Cap Growth Fund, provided, however, that the minimum fee is $1,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     The Transfer Agent also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, each Fund pays the Transfer Agent a fee in accordance with the following schedule:

              Average Monthly Net Assets              Monthly Fee
              --------------------------              -----------
                    0 -  $  50,000,000                  $2,000
                   50 -    100,000,000                   2,500
                  100 -    250,000,000                   3,000
                 Over      250,000,000                   4,000

In addition, each Fund pays all costs of external pricing services.

     In addition, the Transfer Agent is retained to provide administrative services to the Funds. In this capacity, the Transfer Agent supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays the Transfer Agent a fee at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $200,000,000;
provided, however, that the minimum fee is $1,000 per month for each Fund. During the fiscal years ended September 30, 2000, 1999 and 1998, the Transfer Agent received administrative fees of $82,436, $58,285, and $46,066, respectively, from the GW&K Equity Fund. From July 1, 2000, the date of initial public offering of shares, through September 30, 2000, the Transfer Agent received administrative fees of $2,162 from the GW&K Large Cap Growth Fund.

THE DISTRIBUTOR
---------------

     IFS Fund Distributors, Inc. (the "Distributor"), an affiliate of the Transfer Agent, has entered into an underwriting agreement with the Trust to serve as the principal underwriter of each Fund and the exclusive agent for the distribution of each Fund's shares. The Distributor will serve as the statutory underwriter for the direct sale of the shares of each Fund to the public, and will be responsible for contracting and managing relationships with investment dealers. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

     The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

ANNUAL REPORT
-------------

     The Fund's financial statements as of September 30, 2000, which have been audited by Arthur Anderson LLP, are attached to this Statement of Additional Information.

=====================================      =====================================
THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street                                   [LOGO] THE
Boston, Massachusetts 02116                                  GANNETT
                                                             WELSH &
BOARD OF TRUSTEES                                            KOTLER
Arlene Zoe Aponte-Gonzalez                                   FUNDS
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher                            --------------------------------
Josiah A. Spaulding, Jr.                            GW&K EQUITY FUND
Allan Tofias                                --------------------------------
                                            GW&K GOVERNMENT SECURITIES FUND
INVESTMENT ADVISER                          --------------------------------
GANNETT WELSH & KOTLER, INC.                   GW&K LARGE CAP GROWTH FUND
222 Berkeley Street                         --------------------------------
Boston, Massachusetts 02116                    GW&K SMALL CAP GROWTH FUND
(617) 236-8900                              --------------------------------

TRANSFER AGENT
INTEGRATED FUND SERVICES, INC.                       ANNUAL REPORT
P.O. Box 5354                                      SEPTEMBER 30, 2000
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)
=====================================      =====================================

LETTER FROM THE PRESIDENT                                      NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

For the first time since June 1999, when the Federal Reserve initiated its policy of raising short-term interest rates, a soft landing for the U.S. economy seems likely. We have seen a slowdown in retail sales and housing starts, a slight increase in the unemployment rate, and numerous other industrial indicators hinting that the economy's incredible growth rate might be slowing. The correction that is occurring in the technology, communications and dot-com sectors of the stock market contributes to this leveling effect.

The old adage "a rising tide lifts all boats" is no longer applicable to "new economy" stocks, just as it has not been applicable to "old economy" stocks for a long time. As Warren Buffet said at the annual meeting of Berkshire Hathaway, "In the last year the ability to monetize shareholders' ignorance has never been greater." Participating in the next phase of the bull market will take more care and discipline and will leave the amateurs in a state of disarray.

If the Federal Reserve is successful in orchestrating a soft landing, financial markets should respond very favorably. The initial concern was that the economy was overheating and inflation would cause long rates to rise, thereby negatively affecting bond values. As we have often discussed in this letter, we do not believe that inflation is a valid concern but fears of inflation have, in fact, hurt bond values. The second concern, for corporate bonds in particular, was the opposite. The economy would slow too much, to the point of recession, so that leveraged businesses would be vulnerable to financial pressures. Such concerns have helped create a huge gap between corporate and government bond yields, thus providing significant investment opportunities.

We do not know whether the Federal Reserve will decrease interest rates in their upcoming meetings. Their actions, however, make little difference to our underlying economic assumptions and forecast. We believe that there will be no undermining inflation, long-term interest rates will continue to fall, the economy will continue to slow, and the stock market will become more selective. In this environment, rigorous research and a disciplined process will continue to provide attractive returns.

Sincerely,


Harold G. Kotler, CFA
President
Gannett Welsh & Kotler

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

This annual report is the fourth for the GW&K Equity Fund, and it has been another eventful and volatile year, especially in the stock market. We have managed to maintain good results throughout the turmoil and have been recognized for this in a number of national publications, which is discussed later in this letter.

At the end of the fiscal year for the GW&K Equity Fund, assets stood at a record $99 million, compared with $61 million a year ago. With net additions of about $4 million for the past twelve months, the increase in assets was due primarily to performance.

The Fund's total return (price change and reinvested distributions) for the year ending September 30, 2000 was 55.53%, ahead of both the Standard & Poor's 500 Index, up 13.30%, and the Russell 2000 Index of smaller companies, which gained 23.60%. The Fund's results were also ahead of the Morningstar Growth and Income group, whose average return was 12.92%, placing your Fund in the 1st percentile. Lipper Analytical Services had placed the Fund in the Multi-Cap Core category, and then changed us to the Multi-Cap Growth group in March 2000. This October, we were back in the Core group, where we believe we should always be. Nevertheless, for the year, our return placed us 171st out of the 412 funds in the Multi-Cap Growth category, or in the 42nd percentile. The Fund maintained its four-star rating by Morningstar for the three-year period ending September 2000.

For the past quarter, the Fund was up 10.35%, which compares with -0.97% and 1.11% for the S&P 500 and the Russell 2000 indices, respectively. Your Fund's quarterly return was in the 7th percentile measured against the Morningstar Growth and Income funds' average return of 2.56% and above the Lipper Multi-Cap Growth group's average of 2.66%, or in the 9th percentile.

This performance was recognized in the November issue of Smart Money magazine, as well as in The New York Times and Investor's Business Daily. In each publication, articles were written on the Fund's investment strategy, which combines diversification not only across economic sectors, but across market capitalization as well. Our strategy of seeking out good businesses no matter what their sector or market capitalization has separated us from the average fund. In the past quarter, performance was led not by technology stocks, but by low price to earnings ratio utility, home building, and finance positions.

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Turnover has remained relatively low, although it was the highest in the Fund's history at 38% for the past year. We repositioned proceeds from reducing technology holdings throughout the year into real estate, communications, retail and manufacturing sectors. A capital gain distribution was paid this November reflecting the profits realized from the repositioning.

With a number of our trading partners exhibiting sluggish economic growth, many multi-national U.S. companies are reporting slower earnings growth. The Internet and technology sector's dramatic growth over the past few years led to expectations that in many instances could not be met. And, we continue to find electing a new president difficult. These events have led to disappointment in results and an uneasy feeling that things will get worse before they get better. This usually means lower stock prices. Accordingly, our cash has been increased to around 10% of the portfolio as a reserve to make investments in good businesses when their shares are down. Our plan going forward is therefore unchanged. We spend our research effort finding businesses that have the highest likelihood of continued success and then stay with them.

Sincerely,


Edward B. White, CFA, CIC
GW&K Equity Fund
Portfolio Manager

GW&K GOVERNMENT SECURITIES FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

We are pleased to report on the status of the GW&K Government Securities Fund for the fiscal year ending September 30, 2000. Shares within the Fund have grown to 3.7 million representing 310 shareholders. The asset value of the Fund has increased from $29.7 million on September 30, 1999 to $35.0 million on September 30, 2000. This growth continues to come primarily from increased investment allocation to the Fund for managed accounts at Gannett Welsh & Kotler.

Most bond markets experienced significant volatility over the fiscal year ending September 30, 2000. The 10-year U.S. Treasury Note, a benchmark for mortgage pricing, swung from 5.88% on September 30, 1999 to 6.44% on December 31, 1999, and then back down to 5.80% on September 30, 2000. In general, this type of volatility leads to uncertainty and weaker bond prices. The declining interest rate environment experienced over the last few months also facilitated mortgage re-financing, which led to prepayments, a negative for the premium mortgages that underlie the Fund. Additionally, over the past year, the housing market remained strong which also led to negative pressure on prices.

The Fund's net asset value per share on September 30, 2000 was $9.46, $0.30 lower than on September 30, 1999, reflecting the accelerating rate of principal paydowns of the Fund's premium mortgage-backed securities and the resulting shortening of their weighted average maturities. The total performance of the Fund was 4.13% for the fiscal year as compared to 5.84% for the Lehman Brothers 1-3 Year Government Bond Index over the same period.

At Gannett Welsh & Kotler, we continue to search for value within the premium mortgage-backed sector. In the last year we added $12.5 million in new mortgage-backed pools. We also bought $2.5 million of a 4-year 7.1% callable Fannie Mae agency, which is defensive to rising rates and provides a good current income stream. We will continue to look for attractive mortgage backed securities and additional securities that meet the maturity and income requirements for the Fund, while exhibiting reduced prepayments and reduced extension risk.

Sincerely,


David M. Carter, CFA
GW&K Government Securities Fund
Portfolio Manager

GW&K LARGE CAP GROWTH FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

Our belief is that "earnings drive stock prices" and "the market rewards companies with sustainable earnings growth through higher valuations."

We attempt to generate superior returns to the Standard & Poor's 500 Index through fundamental research and investing in a focused portfolio of large cap stocks. We analyze industries that will be primary beneficiaries of our investment themes and target the better positioned companies; generally companies that recognize, and exploit, these macro-economic trends ahead of their competition.

We invest based on three macro economic themes that we feel are long lasting and have significant growth opportunities:

     o    TECHNOLOGY  REVOLUTION:   beneficiaries  of  the  Internet  Explosion;
          Emergence of Broadband Communications; and/or Productivity Enablers.

     o DEMOGRAPHIC TRENDS: beneficiaries of the Graying of America; Baby Boomer Effect; and/or Wealth Accumulation/Transfer.

     o GLOBAL LEADERS: beneficiaries of Globalization of Economies and Brand Recognition.

The quarter was a roller coaster ride -- a weak July followed by a strong August (one of the best in recent history) and a weak September. The net result was that the S&P 500 Index was down 0.97% and technology heavy NASDAQ Composite Index was down 7.36%, correcting 10% during the quarter for the fifth time this year. Market sentiment turned bearish with investors concerned about higher interest rates, inflation, higher oil prices and the weak Euro depressing U.S. company sales. Adding to these concerns, several large capitalization companies pre-announced earnings below expectations sending the market lower and hurting Industrial, Technology, Retail and Communication stocks in particular.

For the quarter ending September 30, 2000, the total return for the Fund was 0.50%, which compares with -0.97% for the S&P 500 Index, -5.38 for the Russell 1000 Growth index and -0.47% for the Lipper Large-Cap Growth Funds Average. The Fund's performance benefited from its Finance and Healthcare holdings while Technology, Communication and Retails detracted from performance.

GW&K LARGE CAP GROWTH FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

We continue to focus on stocks with above-average sustainable growth while pruning positions with decelerating growth. In this volatile market filled with investor concerns, consistent earnings growth is crucial and the market is unforgiving for any disappointment.

Sincerely,


Luis M. Raposo, CFA
GW&K Large Cap Growth Fund
Portfolio Manager

GW&K SMALL CAP GROWTH FUND
LETTER TO SHAREHOLDERS                                         NOVEMBER 15, 2000
================================================================================

Dear Fellow Shareholders,

We are happy to report on the status of the GW&K Small Cap Growth Fund for the quarter ending September 30, 2000, the Fund's first active quarter. Shares within the Fund were 153,893 at quarter end, and the total asset value of the Fund rose to $1.4 million. The total return of the Fund for the quarter ending September 30, 2000 was -8.40%, which compares to 1.11% for the Russell 2000 Index. This decline in value is due primarily to poor performance in the commercial services, communications, and technology sectors.

At quarter end, the Fund held positions in 29 securities with the top five holdings, in percentage terms, being Devry Inc, MCSI Inc, United Rentals Inc,
The Bisys Group, and Landauer Inc. At Gannett Welsh & Kotler, we seek out companies with positive growth trends in strong markets, and that exploit the following macroeconomic trends:

     o TECHNOLOGY REVOLUTION: Growth of Electronic Business and Emergence of Broadband Communications.

     o    DEMOGRAPHICS: "Graying" of America (e.g. healthcare,  pharmaceuticals,
          and  biotechnology),   Growth  in  Peak  Spending  Years,  and  Wealth
          Accumulation and Transfer.

     o    OUTSOURCING:   Productivity   Enhancements   and  Cost  Savings  (e.g.
          companies that provide various support services that allow the contracting companies to focus on their core competencies).

Based on these themes, and using the market capitalization parameters as defined by the Russell 2000 Index, we narrow down the small capitalization universe of companies. Next, we use bottom up, fundamental research to find companies that have strong growth prospects as well as a sustainable business model. At Gannett Welsh & Kotler, we will continue to search for quality companies with outstanding potential for growth.

Sincerely,

Edward B. White, CFA, CIC
GW&K Small Cap Growth Fund
Portfolio Manager

                                GW&K EQUITY FUND

Comparison of the Change in Value since August 1, 1991* of a $10,000 Investment in the GW&K Equity Fund, the S&P 500 Index and the Russell 2000 Index

                                [GRAPHIC OMITTED]

              GW&K EQUITY FUND                              $52,629
              S&P 500 INDEX                                 $45,296
              RUSSELL 2000 INDEX                            $34,475

                        ---------------------------------
                                GW&K EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                        1 YEAR                     55.53%
                        5 YEARS                    25.33%
                        SINCE INCEPTION*           19.84%
                        ---------------------------------

            Past performance is not predictive of future performance.

*Combines the performance of the Fund, since its commencement of operations on December 10, 1996, and the performance of GW&K Equity Fund, L.P. for periods prior to December 10, 1996. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the 1940 Act) during such periods and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.

                         GW&K GOVERNMENT SECURITIES FUND

     Comparison of the Change in Value since December 16, 1996* of a $10,000 Investment in the GW&K Government Securities Fund and the Lehman 1-3 Year
                              Government Bond Index

                                [GRAPHIC OMITTED]

              GW&K GOVERNMENT SECURITIES FUND               $12,367
              LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX         $12,194

                        ---------------------------------
                         GW&K GOVERNMENT SECURITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                        1 YEAR                      4.13%
                        SINCE INCEPTION*            5.37%
                        ---------------------------------

            Past performance is not predictive of future performance.

           *Initial public offering of shares was December 16, 1996.

                           GW&K LARGE CAP GROWTH FUND

Comparison of the Change in Value since July 1, 2000* of a $10,000 Investment in the GW&K Large Cap Growth Fund and the S&P 500 Index

                                [GRAPHIC OMITTED]

              GW&K LARGE CAP GROWTH FUND                    $10,050
              S&P 500 INDEX                                 $ 9,903

                        ---------------------------------
                           GW&K LARGE CAP GROWTH FUND
                                  TOTAL RETURN

                        SINCE INCEPTION*            0.50%
                        ---------------------------------

            Past performance is not predictive of future performance.

              *Initial public offering of shares was July 1, 2000.

                           GW&K SMALL CAP GROWTH FUND

  Comparison of the Change in Value since July 1, 2000* of a $10,000 Investment in the GW&K Small Cap Growth Fund and the Russell 2000 Index

                                [GRAPHIC OMITTED]

              GW&K SMALL CAP GROWTH FUND                    $ 9,160
              RUSSELL 2000 INDEX                            $10,110

                        ---------------------------------
                           GW&K SMALL CAP GROWTH FUND
                                  TOTAL RETURN

                        SINCE INCEPTION*          (8.40%)
                        ---------------------------------

            Past performance is not predictive of future performance.

              *Initial public offering of shares was July 1, 2000.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
===============================================================================================================
                                                                        GW&K           GW&K           GW&K
                                                         GW&K        GOVERNMENT      LARGE CAP      SMALL CAP
                                                        EQUITY       SECURITIES       GROWTH         GROWTH
                                                         FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At amortized cost ..............................   $ 58,862,820   $ 35,204,530   $  2,305,928   $  1,482,018
                                                     ============   ============   ============   ============
  At market value (Note 2) .......................   $ 99,812,468   $ 34,510,101   $  2,289,937   $  1,395,696
Cash .............................................             --             --          7,500             --
Dividends and interest receivable ................        106,654        419,812            870          1,120
Receivable for principal paydowns ................             --        108,447             --             --
Receivable for capital shares sold ...............         88,800         66,000             --             --
Organization expenses, net (Note 2) ..............         11,167         11,167             --             --
Receivable from Adviser ..........................             --             --         19,757         20,078
Other assets .....................................          9,196          2,334             --             --
                                                     ------------   ------------   ------------   ------------
  TOTAL ASSETS ...................................    100,028,285     35,117,861      2,318,064      1,416,894
                                                     ------------   ------------   ------------   ------------

LIABILITIES
Dividends payable to shareholders ................             --         40,714             --             --
Payable for capital shares redeemed ..............          1,650          5,000             --             --
Payable for securities purchased .................             --             --        101,282             --
Payable to affiliates (Note 4) ...................         82,590         22,494          3,162          3,113
Other accrued expenses and liabilities ...........         25,008         28,617          4,249          3,957
                                                     ------------   ------------   ------------   ------------
  TOTAL LIABILITIES ..............................        109,248         96,825        108,693          7,070
                                                     ------------   ------------   ------------   ------------

NET ASSETS .......................................   $ 99,919,037   $ 35,021,036   $  2,209,371   $  1,409,824
                                                     ============   ============   ============   ============

Net assets consist of:
Paid-in capital ..................................   $ 47,493,157   $ 37,095,180      2,249,031      1,517,350
Undistributed net investment income ..............             --         51,638             --             --
Accumulated net realized gains (losses) from
  security transactions ..........................     11,476,232     (1,431,353)       (23,669)       (21,204)
Net unrealized appreciation (depreciation) on
  investments (Note 1) ...........................     40,949,648       (694,429)       (15,991)       (86,322)
                                                     ------------   ------------   ------------   ------------
Net assets .......................................   $ 99,919,037   $ 35,021,036   $  2,209,371   $  1,409,824
                                                     ============   ============   ============   ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .....      4,708,583      3,702,921        219,856        153,893
                                                     ============   ============   ============   ============

Net asset value, offering price and redemption
  price per share (Note 1) .......................   $      21.22   $       9.46   $      10.05   $       9.16
                                                     ============   ============   ============   ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000 (A)
===============================================================================================================
                                                                        GW&K           GW&K           GW&K
                                                         GW&K        GOVERNMENT      LARGE CAP      SMALL CAP
                                                        EQUITY       SECURITIES       GROWTH         GROWTH
                                                         FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest .......................................   $         --   $  2,046,964   $         --   $         --
  Dividends ......................................        955,522         90,211          2,167          2,848
                                                     ------------   ------------   ------------   ------------
    TOTAL INVESTMENT INCOME ......................        955,522      2,137,175          2,167          2,848
                                                     ------------   ------------   ------------   ------------

EXPENSES
  Investment Advisory fees (Note 4) ..............        824,419        228,618          3,493          3,151
  Administration fees (Note 4) ...................         82,436         30,454          2,162          2,113
  Accounting services fees (Note 4) ..............         30,000         24,000          6,000          6,000
  Custodian fees .................................         44,086         14,873            176            127
  Professional fees ..............................         22,019         22,019          3,000          3,000
  Postage and supplies ...........................         30,024         14,646            873            931
  Trustees' fees and expenses ....................         17,396         17,396          2,625          2,625
  Pricing fees ...................................          1,026         28,933            200            200
  Transfer agent fees (Note 4) ...................         12,000         12,000          3,000          3,000
  Registration fees ..............................          8,828          7,696          3,943          3,943
  Insurance expense ..............................         12,205          6,927             --             --
  Reports to shareholders ........................         11,368          8,042            626            626
  Organization expenses (Note 2) .................          3,350          3,350             --             --
  Distribution expenses ..........................             --             --            873            630
                                                     ------------   ------------   ------------   ------------
    TOTAL EXPENSES ...............................      1,099,154        418,954         26,971         26,346
  Fees waived and expenses reimbursed
    by the Adviser (Note 4) ......................        (68,634)      (114,130)       (22,605)       (22,565)
                                                     ------------   ------------   ------------   ------------
    NET EXPENSES .................................      1,030,523        304,824          4,366          3,718
                                                     ------------   ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS) .....................        (75,001)     1,832,351         (2,199)          (933)
                                                     ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from security
    transactions .................................     11,593,607        (21,851)       (23,669)       (21,204)
  Net change in unrealized appreciation/depreciation
    on investments ...............................     22,863,110       (557,088)       (15,991)       (86,322)
                                                     ------------   ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS ........................     34,456,717       (578,939)       (39,660)      (107,526)
                                                     ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS .........................   $ 34,381,716   $  1,253,412   $    (41,859)  $   (108,459)
                                                     ============   ============   ============   ============

(A) Except for the GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund which represent the period from the initial public offering of shares (July 1, 2000) through September 30, 2000.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                                GW&K                          GW&K
                                                             EQUITY FUND            GOVERNMENT SECURITIES FUND
                                                     ----------------------------------------------------------
                                                         YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                         2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
  Net investment income (loss) ...................   $    (75,001)  $    (48,002)  $  1,832,351   $  1,669,870
  Net realized gains (losses) from security
    transactions .................................     11,593,607      1,816,559        (21,851)       (89,284)
  Net change in unrealized appreciation/depreciation
    on investments ...............................     22,863,110     11,651,312       (557,088)      (306,966)
                                                     ------------   ------------   ------------   ------------
  Net increase in net assets from operations .....     34,381,716     13,419,869      1,253,412      1,273,620
                                                     ------------   ------------   ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ...........             --        (77,789)    (1,780,713)    (1,669,870)
  Distributions in excess of net investment income             --             --       (405,203)      (748,688)
  Return of capital ..............................             --             --             --        (86,428)
  Distributions from net realized gains ..........     (1,725,055)       (41,932)            --             --
                                                     ------------   ------------   ------------   ------------
Decrease in net assets from distributions
  to shareholders ................................     (1,725,055)      (119,721)    (2,185,916)    (2,504,986)
                                                     ------------   ------------   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................     18,519,421      7,113,037      8,940,182      4,372,991
  Net asset value of shares issued in
    reinvestment of distributions to shareholders       1,706,053        118,604      1,759,924      2,059,395
  Payments for shares redeemed ...................    (14,403,952)    (6,274,588)    (4,488,479)   (10,771,178)
                                                     ------------   ------------   ------------   ------------
Net increase (decrease) in net assets from
  capital share transactions .....................      5,821,522        957,053      6,211,627     (4,338,792)
                                                     ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .....................................     38,478,183     14,257,201      5,279,123     (5,570,158)

NET ASSETS
  Beginning of year ..............................     61,440,854     47,183,653     29,741,913     35,312,071
                                                     ------------   ------------   ------------   ------------
  End of year ....................................   $ 99,919,037   $ 61,440,854   $ 35,021,036   $ 29,741,913
                                                     ============   ============   ============   ============

UNDISTRIBUTED NET
  INVESTMENT INCOME ..............................   $         --   $         --   $     51,638   $         --
                                                     ============   ============   ============   ============

NUMBER OF SHARES
  Sold ...........................................        983,130        525,932        942,385        440,081
  Reinvested .....................................        110,139          8,938        184,518        206,831
  Redeemed .......................................       (777,082)      (469,830)      (471,079)    (1,089,713)
                                                     ------------   ------------   ------------   ------------
  Net increase (decrease) in shares outstanding ..        316,187         65,040        655,824       (442,801)
  Shares outstanding, beginning of year ..........      4,392,396      4,327,356      3,047,097      3,489,898
                                                     ------------   ------------   ------------   ------------
  Shares outstanding, end of year ................      4,708,583      4,392,396      3,702,921      3,047,097
                                                     ============   ============   ============   ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================
                                                                            GW&K          GW&K
                                                                          LARGE CAP     SMALL CAP
                                                                           GROWTH        GROWTH
                                                                            FUND          FUND
                                                                         -------------------------
                                                                           PERIOD        PERIOD
                                                                            ENDED         ENDED
                                                                          SEPT. 30,     SEPT. 30,
                                                                           2000(A)       2000(A)
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ................................................   $   (2,199)   $     (933)
  Net realized losses from security transactions .....................      (23,669)      (21,204)
  Net change in unrealized appreciation/depreciation on investments ..      (15,991)      (86,322)
                                                                         ----------    ----------
Net decrease in net assets from operations ...........................      (41,859)     (108,459)
                                                                         ----------    ----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..........................................    2,266,900     1,518,283
  Payments for shares redeemed .......................................      (15,670)           --
                                                                         ----------    ----------
Net increase in net assets from capital share transactions ...........    2,251,230     1,518,283
                                                                         ----------    ----------

TOTAL INCREASE IN NET ASSETS .........................................    2,209,371     1,409,824

NET ASSETS
  Beginning of period ................................................           --            --
                                                                         ----------    ----------
  End of period ......................................................   $2,209,371    $1,409,824
                                                                         ==========    ==========

NUMBER OF SHARES
  Sold ...............................................................      221,370       153,893
  Redeemed ...........................................................       (1,514)           --
                                                                         ----------    ----------
  Net increase in shares outstanding .................................      219,856       153,893
  Shares outstanding, beginning of period ............................           --            --
                                                                         ----------    ----------
  Shares outstanding, end of period ..................................      219,856       153,893
                                                                         ==========    ==========

(A) Represents the period from the initial public offering of shares (July 1, 2000) through September 30, 2000.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                                                        YEAR          YEAR          YEAR         PERIOD
                                                        ENDED         ENDED         ENDED         ENDED
                                                      SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                        2000          1999          1998        1997(A)
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD:

  Net asset value at beginning of period .........   $    13.99    $    10.90    $    12.93    $    10.00
                                                     ----------    ----------    ----------    ----------

  Income (loss) from investment operations:
    Net investment income (loss) .................        (0.02)        (0.01)         0.03          0.03
    Net realized and unrealized gains (losses)
      on investments .............................         7.64          3.13         (0.80)         2.90
                                                     ----------    ----------    ----------    ----------
  Total from investment operations ...............         7.62          3.12         (0.77)         2.93
                                                     ----------    ----------    ----------    ----------

  Less distributions:
    Dividends from net investment income .........           --         (0.02)        (0.04)           --
    Distributions from net realized gains ........        (0.39)        (0.01)        (1.22)           --
                                                     ----------    ----------    ----------    ----------
  Total distributions ............................        (0.39)        (0.03)        (1.26)           --
                                                     ----------    ----------    ----------    ----------

  Net asset value at end of period ...............   $    21.22    $    13.99    $    10.90    $    12.93
                                                     ==========    ==========    ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:

  Total return ...................................        55.53%        28.62%        (5.99)%       29.30%(C)
                                                     ==========    ==========    ==========    ==========

  Net assets at end of period (000's) ............   $   99,919    $   61,441    $   47,184    $   37,347
                                                     ==========    ==========    ==========    ==========

  Ratio of net expenses to average net assets(B) .         1.25%         1.25%         1.25%         1.25%(D)

  Ratio of net investment income (loss) to
    average net assets ...........................        (0.09)%       (0.08)%        0.27%         0.43%(D)

  Portfolio turnover rate ........................           38%           28%           30%           13%(D)

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.33%, 1.36%, 1.41% and 1.51% (D) for the periods ended September 30, 2000, 1999, 1998 and 1997, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                                                        YEAR          YEAR          YEAR         PERIOD
                                                        ENDED         ENDED         ENDED         ENDED
                                                      SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                        2000          1999          1998        1997(A)
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD:

  Net asset value at beginning of period .........   $     9.76    $    10.12    $    10.23    $    10.00
                                                     ----------    ----------    ----------    ----------

  Income from investment operations:
    Net investment income ........................         0.57          0.45          0.56          0.50
    Net realized and unrealized gains (losses)
      on investments .............................        (0.18)        (0.09)        (0.05)         0.23
                                                     ----------    ----------    ----------    ----------
  Total from investment operations ...............         0.39          0.36          0.51          0.73
                                                     ----------    ----------    ----------    ----------

  Less distributions:
    Dividends from net investment income .........        (0.56)        (0.45)        (0.56)        (0.50)
    Distributions in excess of net investment income      (0.13)        (0.24)        (0.04)           --
    Return of capital ............................           --         (0.03)           --            --
    Distributions from net realized gains ........           --            --         (0.02)           --
                                                     ----------    ----------    ----------    ----------
  Total distributions ............................        (0.69)        (0.72)        (0.62)        (0.50)
                                                     ----------    ----------    ----------    ----------

  Net asset value at end of period ...............   $     9.46    $     9.76    $    10.12    $    10.23
                                                     ==========    ==========    ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:

  Total return ...................................         4.13%         3.68%         5.07%         7.50%(C)
                                                     ==========    ==========    ==========    ==========

  Net assets at end of period (000's) ............   $   35,021    $   29,742    $   35,312    $   24,855
                                                     ==========    ==========    ==========    ==========

  Ratio of net expenses to average net assets(B) .         1.00%         1.00%         1.00%         0.97%(D)

  Ratio of net investment income to average
    net assets ...................................         6.01%         6.62%         5.40%         6.19%(D)

  Portfolio turnover rate ........................           26%           27%           37%           44%(D)

(A) Represents the period from the initial public offering of shares (December 16, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.37%, 1.31%, 1.36% and 1.47% (D) for the periods ended September 30, 2000, 1999, 1998 and 1997, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
FINANCIAL HIGHLIGHTS
======================================================================================================
                                                                            GW&K          GW&K
                                                                          LARGE CAP     SMALL CAP
                                                                           GROWTH        GROWTH
                                                                            FUND          FUND
                                                                         -----------------------------
                                                                           PERIOD        PERIOD
                                                                            ENDED         ENDED
                                                                          SEPT. 30,     SEPT. 30,
                                                                           2000(A)       2000(A)
------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD:

  Net asset value at beginning of period .............................   $    10.00    $    10.00
                                                                         ----------    ----------

  Income (loss) from investment operations:
    Net investment loss ..............................................        (0.01)        (0.01)
    Net realized and unrealized gains (losses) on investments ........         0.06         (0.83)
                                                                         ----------    ----------
  Total from investment operations ...................................         0.05         (0.84)
                                                                         ----------    ----------

  Net asset value at end of period ...................................   $    10.05    $     9.16
                                                                         ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:

  Total return .......................................................         0.50%(C)     (8.40)%(C)
                                                                         ==========    ==========

  Net assets at end of period (000's) ................................   $    2,209    $    1,410
                                                                         ==========    ==========

  Ratio of net expenses to average net assets(B) .....................         1.23%(D)      1.48%(D)

  Ratio of net investment income to average net assets ...............        (0.62)%(D)    (0.37)%(D)

  Portfolio turnover rate.............................................           38%(D)        21%(D)

(A) Represents the period from the initial public offering of shares (July 1, 2000) through September 30, 2000.

(B) Absent fee waivers and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 7.61% (D) and 10.33% (D) for the period ended September 30, 2000 for the GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
================================================================================

1.   ORGANIZATION
The GW&K Equity Fund and GW&K Government Securities Fund (individually, a Fund, and collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund (individually, a Fund, and collectively, the Funds) are each a non-diversified series of shares of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Trust commenced operations on October 17, 1996, when shares of the GW&K Equity Fund and GW&K Government Securities Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began its initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996. The GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund began their initial public offering of shares on July 1, 2000.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

The GW&K Large Cap Growth Fund seeks long-term growth of capital by investing in a portfolio of large capitalization equity securities.

The GW&K Small Cap Growth Fund seeks long-term growth of capital by investing in a portfolio of small capitalization equity securities.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). U.S. Government obligations, mortgage-backed securities and municipal obligations are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities or are valued by an independent pricing service based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges or quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the GW&K Equity Fund, GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Securities traded on a to-be-announced basis -- The GW&K Government Securities Fund occasionally trades portfolio securities on a to-be-announced (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized by the GW&K Equity Fund and the GW&K Government Securities Fund and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 2000:

-------------------------------------------------------------------------------------------------------------
                                                                      GW&K           GW&K           GW&K
                                                       GW&K        GOVERNMENT      LARGE CAP      SMALL CAP
                                                      EQUITY       SECURITIES       GROWTH         GROWTH
                                                       FUND           FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ..................   $ 45,870,388   $     27,496   $    138,587   $     96,544
Gross unrealized depreciation ..................     (4,966,440)      (721,925)      (170,867)      (182,866)
                                                   ------------   ------------   ------------   ------------
Net unrealized appreciation (depreciation) .....   $ 40,903,948   $   (694,429)  $    (32,280)  $    (86,322)
                                                   ============   ============   ============   ============
Federal income tax cost ........................   $ 58,908,520   $ 35,204,530   $  2,322,217   $  1,482,018
                                                   ============   ============   ============   ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the GW&K Equity Fund and the GW&K Large Cap Growth Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 2000, the GW&K Government Securities Fund had capital loss carryforwards for federal income tax purposes of $1,409,502, none of which expire prior to September 30, 2006. In addition, the Fund elected to defer until its subsequent tax year $21,851 of net realized capital losses incurred after October 31, 1999. The GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund had capital loss carryforwards for federal income tax purposes of $7,380 and $21,204, respectively, none of which expire prior to September 30, 2008. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

Reclassification of capital accounts -- As of September 30, 2000, the GW&K Equity Fund, GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund reclassified $75,001, $2,199 and $933, respectively, of net investment losses to paid-in capital on the Statements of Assets and Liabilities. The GW&K Government Securities Fund reclassified $405,203 of distributions in excess of net investment income to accumulated net realized losses from security transactions. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS
For the period ended September 30, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $29,640,476 and $28,370,938, respectively, for the GW&K Equity Fund, $15,066,508 and $7,436,431, respectively, for the GW&K Government Securities Fund, $2,164,540 and $150,890, respectively, for the GW&K Large Cap
Growth Fund and $1,367,672 and $54,558, respectively, for the GW&K Small Cap Growth Fund.

4.   TRANSACTIONS WITH AFFILIATES
The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Integrated Fund Services, Inc.
(IFS), the Trust's administrative services agent, shareholder servicing and transfer agent, and accounting services agent or IFS Fund Distributors, Inc. (the Underwriter), the Trust's principal underwriter for each fund.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The GW&K Equity Fund and GW&K Large Cap Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets. The GW&K Government Securities Fund and GW&K Small Cap Growth Fund each pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% and 1.25%, respectively, of average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund, GW&K Government Securities Fund GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund for the period ended September 30, 2000, the Adviser voluntarily waived advisory fees of $68,634, $114,130, $3,493 and $3,151, respectively. The Adviser also reimbursed other operating expenses of the GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund in the amount of $19,112 and $19,414, respectively.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, IFS receives a monthly fee from each Fund at the annual rate of 0.10% on each Fund's respective average daily net assets up to $100 million; 0.075% on such net assets from $100 million to $200 million; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from the GW&K Equity Fund, GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund and $21 per shareholder account from the GW&K Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,500 from GW&K Equity Fund and $2,000 from each of the GW&K Government Securities Fund, GW&K Large Cap Growth Fund and GW&K Small Cap Growth Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, effective May 16, 2000, IFS Fund Distributors, Inc. (Underwriter) serves as principal underwriter for the Funds and , as such, is the exclusive agent for the distribution of shares of each Fund. For these services, the Underwriter receives a monthly fee of $500 per Fund. The Underwriter is an affiliate of IFS by reason of common ownership.

PLAN OF DISTRIBUTION
The Trust has a Plan of Distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 91.4%                                  VALUE
--------------------------------------------------------------------------------
               BASIC MATERIALS -- 1.2%
     105,000   Universal Forest Products, Inc. ..................  $  1,199,297
                                                                   ------------

               CONSUMER, CYCLICAL-- 13.7%
     125,000   DeVry, Inc. * ....................................  $  4,703,125
     130,000   Extended Stay America, Inc. * ....................     1,722,500
      38,000   Insight Communications Company, Inc. * ...........       603,250
      30,000   Lowe's Companies, Inc. ...........................     1,346,250
      27,000   May Department Stores Company ....................       553,500
      63,000   PROVANT, Inc. * ..................................       441,000
     125,000   Standard Pacific Corp. ...........................     2,250,000
      70,000   Staples, Inc. * ..................................       993,125
      43,000   TJX Companies, Inc. ..............................       967,500
                                                                   ------------
                                                                   $ 13,580,250
                                                                   ------------

               CONSUMER, NON-CYCLICAL -- 6.9%
       5,000   General Mills, Inc. ..............................  $    177,500
      20,000   Merck & Co., Inc. ................................     1,488,750
      50,000   NCO Group, Inc. * ................................       593,750
      48,000   Panamerican Beverages, Inc. ......................       816,000
      40,000   PepsiCo, Inc. ....................................     1,840,000
      45,000   Pfizer, Inc. .....................................     2,022,188
                                                                   ------------
                                                                   $  6,938,188
                                                                   ------------

               ENERGY-- 10.5%
      71,944   AES Corp. * ......................................  $  4,928,164
      43,000   Independent Energy Holdings plc - ADR * ..........        43,000
      44,000   Noble Affiliates, Inc. ...........................     1,633,500
      80,000   Questar Corp. ....................................     2,225,000
      28,000   Royal Dutch Petroleum Company ....................     1,678,250
                                                                   ------------
                                                                   $ 10,507,914
                                                                   ------------

               FINANCIAL SERVICES -- 15.3%
      37,000   Bank of New York Company, Inc. ...................  $  2,074,312
      20,000   BISYS Group, Inc. * ..............................     1,546,250
      43,000   Boston Properties, Inc. ..........................     1,846,312
      63,000   Capital One Financial Corp. ......................     4,413,938
      40,000   Citigroup, Inc. ..................................     2,162,500
      48,000   Equity Office Properties Trust ...................     1,491,000
      25,000   MBIA, Inc. .......................................     1,778,125
                                                                   ------------
                                                                   $ 15,312,437
                                                                   ------------

               HEALTH CARE PRODUCTS & SERVICES -- 3.8%
      25,000   Cardinal Health, Inc. ............................  $  2,204,688
      40,000   IMS Health Inc. ..................................       830,000
       7,000   Techne Corp. * ...................................       784,000
                                                                   ------------
                                                                    $ 3,818,688
                                                                   ------------

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 91.4% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               INDUSTRIAL -- 7.2%
      30,000   General Electric Company .........................  $  1,730,625
      60,000   General Motors Corp. - Class H ...................     2,230,800
      36,000   Tyco International, Ltd. .........................     1,867,500
      55,000   United Rentals, Inc. * ...........................     1,326,875
                                                                   ------------
                                                                    $ 7,155,800
                                                                   ------------

               TECHNOLOGY -- 22.7%
      22,000   ACT Manufacturing, Inc. * ........................  $  1,160,500
      18,000   Analog Devices, Inc. * ...........................     1,486,125
      45,000   Cognex Corp. * ...................................     1,774,688
      30,000   Dell Computer Corp. * ............................       924,375
      40,000   EMC Corp. * ......................................     3,965,000
      67,500   iGATE Capital Corp. * ............................       362,812
      60,000   Oracle Corp. * ...................................     4,725,000
      27,000   SDL, Inc. * ......................................     8,316,000
                                                                   ------------
                                                                   $ 22,714,500
                                                                   ------------

               UTILITIES-- 10.1%
      48,000   Enron Corp. ......................................  $  4,206,000
      25,000   Focal Communications Corp. * .....................       385,938
      25,000   Qwest Communications International, Inc. * .......     1,201,561
      53,000   Reliant Energy, Inc. .............................     2,464,500
      60,000   WorldCom, Inc. * .................................     1,822,500
                                                                   ------------
                                                                   $ 10,080,499
                                                                   ------------

               TOTAL COMMON STOCKS-- 91.4% (Cost $50,357,925) ...  $ 91,307,573
                                                                   ------------

================================================================================
                                                                       MARKET
   SHARES      CASH EQUIVALENTS -- 8.5%                                VALUE
--------------------------------------------------------------------------------
   8,504,895   Merrimac Cash Fund-- Institutional Class
                 (Cost $8,504,895) ..............................  $  8,504,895
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 99.9%
                 (Cost $58,862,820) .............................  $ 99,812,468

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% .....       106,569
                                                                   ------------

               NET ASSETS -- 100.0% .............................  $ 99,919,037
                                                                   ============

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000
================================================================================
    PAR                                                                MARKET
   VALUE       MORTGAGE-BACKED SECURITIES -- 96.1%                     VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 34.6%
$    136,557   7.50%, 02/01/22 ..................................  $    137,581
     118,747   8.00%, 11/01/10 ..................................       120,046
     656,812   8.50%, 03/01/08 thru 09/01/17 ....................       671,714
     612,483   8.75%, 10/01/08 thru 10/01/17 ....................       625,175
     925,922   9.00%, 06/01/08 thru 06/01/21 ....................       951,214
   1,612,032   9.25%, 10/01/08 thru 12/01/10 ....................     1,655,142
   1,625,582   9.50%, 05/01/05 thru 02/01/21 ....................     1,668,647
   1,378,964   9.75%, 04/01/08 thru 02/01/18 ....................     1,427,186
   1,799,872   10.00%, 01/01/01 thru 11/01/20 ...................     1,879,775
   1,056,851   10.25%, 04/01/09 thru 09/01/12 ...................     1,106,595
     315,140   10.50%, 10/01/00 thru 07/01/20 ...................       334,420
     309,628   10.75%, 07/01/10 thru 04/01/11 ...................       329,221
      58,768   11.00%, 01/01/01 thru 01/01/19 ...................        62,849
     303,904   11.25%, 09/01/09 thru 07/01/13 ...................       323,943
     154,799   11.50%, 09/01/11 thru 06/01/19 ...................       166,970
      19,482   11.75%, 02/01/11 thru 07/01/13 ...................        20,948
     120,008   12.00%, 05/01/10 thru 03/01/15 ...................       129,758
     346,152   12.50%, 01/01/10 thru 05/01/15 ...................       378,953
      96,664   13.50%, 01/01/11 .................................       105,726
      15,680   14.50%, 12/01/10 .................................        17,125
------------                                                       ------------
$ 11,664,047   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION .....  $ 12,112,988
------------   (Amortized Cost $12,368,845)                        ------------


               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 47.4%
$  2,500,000   7.10%, 10/18/04 ..................................  $  2,504,550
     210,728   7.50%, 02/01/14 ..................................       211,847
     205,918   8.00%, 08/01/19 ..................................       209,023
     811,392   8.50%, 12/01/08 thru 03/01/22 ....................       825,430
     373,814   8.75%, 08/01/07 thru 08/01/17 ....................       383,026
     924,858   9.00%, 03/01/10 thru 09/01/24 ....................       950,411
     151,304   9.25%, 12/01/15 ..................................       155,536
   1,653,595   9.50%, 04/01/05 thru 01/01/19 ....................     1,729,279
     246,883   9.75%, 03/01/06 thru 02/01/19 ....................       255,558
   4,859,022   10.00%, 04/01/14 thru 06/01/30 ...................     5,045,886
      32,758   10.25%, 05/01/09 thru 03/01/16 ...................        34,637
     973,031   10.50%, 02/01/01 thru 09/01/20 ...................     1,008,499
       43,90   10.75%, 03/01/14 .................................        47,106
   1,181,277   11.00%, 07/01/15 thru 11/01/20 ...................     1,272,605
      71,918   11.25%, 10/01/15 thru 12/01/15 ...................        78,111
     184,202   11.50%, 05/01/19 .................................       199,802
     180,839   11.75%, 04/01/12 thru 02/01/14 ...................       196,303
   1,342,590   12.00%, 03/01/13 thru 10/01/15 ...................     1,467,846
       6,015   12.25%, 05/001/10 ................................         6,502
      29,867   13.50%, 12/01/14 .................................        33,159
------------                                                       ------------
$ 15,983,921   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ......  $ 16,615,116
------------   (Amortized Cost $16,874,597)                        ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR                                                                MARKET
   VALUE          MORTGAGE-BACKED SECURITIES -- 96.1% (CONTINUED)      VALUE
--------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 12.9%
$     96,197   6.00%, 04/15/29 ..................................  $     90,606
     354,440   7.00%, 05/15/23 ..................................       350,562
     163,603   8.75%, 11/15/08 ..................................       167,352
     360,090   9.00%, 11/15/19 thru 06/15/21 ....................       376,913
      93,922   9.25%, 09/15/09 ..................................        97,243
     690,512   9.50%, 06/15/09 thru 08/20/19 ....................       719,990
   1,813,817   10.00%, 03/15/01 thru 10/15/21 ...................     1,899,223
         234   10.25%, 02/15/01 .................................           234
     423,156   10.50%, 02/20/05 thru 10/20/19 ...................       452,395
       4,940   11.00%, 11/20/15 .................................         5,309
         690   11.25%, 04/15/01 .................................           692
     147,766   11.50%, 01/20/13 thru 08/20/19 ...................       160,223
      63,456   11.75%, 05/15/04 thru 08/15/13 ...................        67,710
      14,109   12.00%, 08/15/13 thru 09/15/14 ...................        15,577
     100,813   13.00%, 01/15/11 thru 01/15/15 ...................       112,222
------------                                                       ------------
$  4,327,745   TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ...  $  4,516,251
------------   (Amortized Cost $4,656,046)                         ------------

               OTHER MORTGAGE-BACKED SECURITIES -- 1.2%
$     28,545   Arkansas Development Finance Authority
               REMIC #93-C, 8.20%, 02/15/14 .....................  $     28,546
     395,000   Delta Funding Home Equity Loan Trust #96-1-A7,
------------   7.95%, 06/25/27 ..................................       388,581
                                                                   ------------

$    423,545   TOTAL OTHER MORTGAGE-BACKED SECURITIES ...........  $    417,127
------------   (Amortized Cost $448,532)                           ------------

$ 32,399,258   TOTAL MORTGAGE-BACKED SECURITIES .................  $ 33,661,482
------------   (Amortized Cost $34,348,020)                        ------------

================================================================================
    PAR                                                                MARKET
   VALUE       MUNICIPAL OBLIGATIONS -- 1.5%                           VALUE
--------------------------------------------------------------------------------
$    300,000   Texas St. HFA SFM Rev. Bond, 8.05%, 12/01/01 .....  $    303,984
     207,048   Mississippi Housing Rev. Bond, 9.15%, 09/15/14 ...       211,526
------------                                                       ------------
$    507,048   TOTAL MUNICIPAL OBLIGATIONS ......................  $    515,510
------------   (Amortized Cost $523,401)                           ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
   SHARES      CASH EQUIVALENTS -- 0.9%                                VALUE
--------------------------------------------------------------------------------
$    333,109   Merrimac Cash Fund-- Institutional Class
               (Cost $333,109) ..................................  $    333,109
                                                                   ------------
               TOTAL INVESTMENT SECURITIES-- 98.5%
               (Cost $35,204,530) ...............................  $ 34,510,101
                                                                   ------------

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.5% .....       510,935
                                                                   ------------

               NET ASSETS -- 100% ...............................  $ 35,021,036
                                                                   ============

See accompanying notes to financial statements.

GW&K LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 89.3%                                  VALUE
--------------------------------------------------------------------------------
               BASIC MATERIALS-- 3.2%
       1,200   Applied Materials * ..............................  $     71,175
                                                                   ------------

               CONSUMER, CYCLICAL -- 12.4%
       3,600   AT&T Corporation - Liberty Media Group - Class A *  $     64,800
       2,000   Bed Bath & Beyond, Inc. * ........................        48,781
       1,200   Comcast Corp. - Class A * ........................        49,125
       1,150   Home Depot, Inc. .................................        61,022
       3,500   Staples, Inc. * ..................................        49,656
                                                                   ------------
                                                                   $    273,384
                                                                   ------------

               CONSUMER, NON-CYCLICAL -- 4.1%
       1,300   CVS Corp. ........................................  $     60,206
         700   Schering-Plough Corporation ......................        32,550
                                                                   ------------
                                                                   $     92,756
                                                                   ------------

               FINANCIAL SERVICES -- 3.9%
         950   Associates First Capital Corp. ...................  $     36,100
         933   Citigroup, Inc. ..................................        50,440
                                                                   ------------
                                                                   $     86,540
                                                                   ------------

               HEALTH CARE PRODUCTS & SERVICES -- 14.1%
       1,400   Amgen * ..........................................  $     97,759
         700   Cardinal Health, Inc. ............................        61,731
       1,050   MedImmune, Inc. * ................................        81,112
         600   PE Corp. - PE Biosystems Group ...................        69,900
                                                                   ------------
                                                                   $    310,502
                                                                   ------------

               INDUSTRIAL -- 9.5%
         500   Flextronics International Ltd. * .................  $     41,062
         650   General Electric Company .........................        37,497
         300   Sanmina Corporation * ............................        28,088
       2,000   Tyco International, Ltd. .........................       103,750
                                                                   ------------
                                                                   $    210,397
                                                                   ------------

               TECHNOLOGY -- 34.9%
         800   Analog Devices, Inc. * ...........................  $     66,050
       1,400   Cisco Systems, Inc. * ............................        77,350
       1,900   Dell Computer Corp. * ............................        58,544
       1,100   EMC Corporation * ................................       109,038
         100   Inktomi Corp. * ..................................        11,400
         700   Microsoft Corporation * ..........................        42,175
       1,225   Nokia Oyj - ADR ..................................        48,770
       1,500   Nortel Networks Corp. ............................        89,344
         700   Oracle Corp. * ...................................        55,125
         400   SDL, Inc. * ......................................       123,200
       2,350   TyCom, Ltd. * ....................................        90,181
                                                                   ------------
                                                                   $    771,177
                                                                   ------------

GW&K LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 89.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               UTILITIES -- 7.2%
         900   Exodus Communications, Inc. * ....................  $     44,438
       1,100   Qwest Communications International, Inc. * .......        52,870
       2,000   WorldCom, Inc. * .................................        60,750
                                                                   ------------
                                                                   $    158,058
                                                                   ------------

               TOTAL COMMON STOCKS-- 89.3% (Cost $1,989,980) ....  $  1,973,989
                                                                   ------------

================================================================================
                                                                       MARKET
   SHARES      CASH EQUIVALENTS -- 14.3%                               VALUE
--------------------------------------------------------------------------------
     315,948   Merrimac Cash Fund-- Institutional Class
                 (Cost $315,948) ................................  $    315,948
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 103.6%
                 (Cost $2,305,928) ..............................  $  2,289,937

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (3.6%) ...       (80,566)
                                                                   ------------

               NET ASSETS -- 100.0% .............................  $  2,209,371
                                                                   ============

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

GW&K SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 85.5%                                  VALUE
--------------------------------------------------------------------------------
               BASIC MATERIALS -- 2.8%
       3,500   Universal Forest Products, Inc. ..................  $     39,977
                                                                   ------------

               CONSUMER, CYCLICAL-- 21.0%
       1,800   DeVry, Inc. * ....................................  $     67,725
       3,800   Extended Stay America, Inc. * ....................        50,350
       1,800   Imax Corp. * .....................................        30,488
       2,800   Insight Communications Company, Inc. * ...........        44,450
       1,800   Men's Wearhouse, Inc. * ..........................        50,962
       7,500   PROVANT, Inc. * ..................................        52,500
                                                                   ------------
                                                                   $    296,475
                                                                   ------------

               CONSUMER, NON-CYCLICAL -- 18.1%
       2,300   Cedar Fair, L.P. .................................  $     42,406
       1,200   Cooper Companies, Inc. ...........................        42,450
       2,800   Landauer .........................................        52,780
       2,400   NCO Group, Inc. * ................................        28,500
       2,000   Steiner Leisure Ltd. * ...........................        44,750
       1,400   The Toro Company .................................        44,100
                                                                   ------------
                                                                   $    254,986
                                                                   ------------

               ENERGY -- 0.3%
       4,000   Independent Energy Holdings plc * ................  $      4,000
                                                                   ------------

               FINANCIAL SERVICES -- 6.9%
         900   Commerce Bancorp, Inc. ...........................  $     52,369
       2,200   National Golf Properties, Inc. ...................        45,375
                                                                   ------------
                                                                   $     97,744
                                                                   ------------

               HEALTH CARE PRODUCTS & SERVICES -- 9.3%
         700   BISYS Group, Inc. * ..............................  $     54,119
      27,000   HealthGate Data Corp. * ..........................        32,062
         400   Techne Corp. * ...................................        44,800
                                                                   ------------
                                                                   $    130,981
                                                                   ------------

               INDUSTRIAL -- 7.3%
         900   ACT Manufacturing, Inc. * ........................  $     47,475
       2,300   United Rentals, Inc. * ...........................        55,488
                                                                   ------------
                                                                   $    102,963
                                                                   ------------

               TECHNOLOGY -- 18.0%
       1,400   Anadigics, Inc. ..................................  $     30,975
         900   Cognex Corp. * ...................................        35,494
       1,100   Cognizant Technology Solutions Corp. * ...........        42,900
         800   DSP Group, Inc. * ................................        29,900
       5,000   iGATE Capital Corp. * ............................        26,875
       1,700   Jupiter Media Metrix, Inc. * .....................        27,094
       1,800   MCSi, Inc. * .....................................        60,523
                                                                   ------------
                                                                   $    253,761
                                                                   ------------

GW&K SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
   SHARES      COMMON STOCKS -- 85.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               UTILITIES -- 1.8%
       1,600   Focal Communications Corp. * .....................  $     24,700
                                                                   ------------

               TOTAL COMMON STOCKS-- 85.5% (Cost $1,291,909) ....  $  1,205,587
                                                                   ------------

================================================================================
                                                                       MARKET
   SHARES      CASH EQUIVALENTS -- 13.5%                               VALUE
--------------------------------------------------------------------------------
     190,109   Merrimac Cash Fund-- Institutional Class
                 (Cost $190,109) ................................  $    190,109
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 99.0%
                 (Cost $1,482,018) ..............................  $  1,395,696

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.0% .....        14,128
                                                                   ------------

               NET ASSETS -- 100.0% .............................  $  1,409,824
                                                                   ============

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

[LOGO]
     ARTHUR ANDERSEN

To the Shareholders and Board of Trustees of the Gannett, Welsh & Kotler Funds:

We have audited the statements of assets and liabilities, including the schedules of portfolio investments, of the GW&K Equity Fund, the GW&K Government Securities Fund, the GW&K Large Cap Growth Fund, and the GW&K Small Cap Growth Fund (the Funds) of the Gannett, Welsh & Kotler Funds as of September 30, 2000, and the related statements of operations, changes in net assets, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen LLP

Cincinnati, Ohio
October 27, 2000

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